UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2006
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15
       -------------------------------------------------------------------
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
       -------------------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
       -------------------------------------------------------------------
               (Exact name of sponsors as specified in their charters)


        New York                      333-130786-01                13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number       (IRS Employer
of incorporation of depositor)       of issuing entity)         Identification
                                                               No. of depositor)

                  270 Park Avenue
                  New York, New York                              10017
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 834-9280
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On June 20, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 20, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wells Fargo Bank, National Association, as master servicer, J.E. Robert Company, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15 (the "Certificates"). The Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,943,542,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 12, 2006, by and among the Company and the Underwriters.

      On June 20, 2006, the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated as of June 12, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 12, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 20, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee and paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of June 20, 2006 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of June 20, 2006, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2006                        J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.


                                          By:  /s/ Charles Y. Lee
                                               ---------------------------------
                                               Name:  Charles Y. Lee
                                               Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of                                                   Paper (P) or
Regulation S-K                                                      Electronic
Exhibit No.                Description                                 (E)
-----------                -----------                             ------------

1                          Underwriting Agreement, dated as of         (E)
                           June 12, 2006, by and among J.P.
                           Morgan Chase Commercial Mortgage
                           Securities Corp., as depositor, CIBC
                           World Markets Corp. for itself as one
                           of the underwriters and J.P. Morgan
                           Securities Inc., for itself and as
                           representative of CIBC World Markets
                           Corp. and Morgan Stanley & Co.
                           Incorporated, as underwriters.

4                          Pooling and Servicing Agreement,            (E)
                           dated as of June 20, 2006, by and
                           among J.P. Morgan Chase Commercial
                           Mortgage Securities Corp., as
                           depositor, Wells Fargo Bank, National
                           Association, as master servicer, J.E.
                           Robert Company, Inc., as special
                           servicer and LaSalle Bank National
                           Association, as trustee and paying
                           agent.

10.1                       Mortgage Loan Purchase Agreement,           (E)
                           dated as of June 20, 2006 between
                           JPMorgan Chase Bank, National
                           Association and J.P. Morgan Chase
                           Commercial Mortgage Securities Corp.,
                           relating to the mortgage loans sold
                           to the depositor by JPMorgan Chase
                           Bank, National Association.

10.2                       Mortgage Loan Purchase Agreement,           (E)
                           dated as of June 20, 2006, between
                           CIBC Inc. and J.P. Morgan Chase
                           Commercial Mortgage Securities Corp.,
                           relating to the mortgage loans sold
                           to the depositor by CIBC Inc.